SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12



                                CORPORATION NAME
TAT TECHNOLOGIES LTD.
____________________________________________________________
                (Name of Registrant as Specified In Its Charter)

                                CORPORATION NAME
TAT TECHNOLOGIES LTD.
____________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)



Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:
      (2) Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
      (4) Proposed maximum aggregate value of transaction:
      (5) Total fee paid:
[ ]  Fee paid previously with preliminary materials.
[ ]  Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
      (1) Amount previously paid:
      (2) Form, Schedule or Registration Statement No.:
      (3) Filing Party:
      (4) Date Filed:

                              TAT TECHNOLOGIES LTD.
                                   P.O. BOX 80
                              GEDERA 70750, ISRAEL

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 10, 2004

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of TAT Technologies Ltd. (the "Company") will be held on Thursday, June 10, 2004 at 2:00 P.M. Israel time, at the Company's executive offices in Park Re'em Industrial Zone, Bnei Ayish, Israel, to consider and act upon the following matter:

                1. To elect two independent directors to serve in such office subject to the provisions of the Company's Articles of Association.

         A shareholder who wishes to vote at the Special Meeting by proxy must complete, sign and date the enclosed proxy and return it in the enclosed envelope or fax the same to American Stock Transfer at (718) 921-8336, in either case for receipt by no later than 3:00 PM Eastern Standard Time on Tuesday, June 8, 2004.

         A quorum required for the Special Meeting consists of at least two shareholders present in person or by proxy, holding or representing at least one-third of the total voting rights of the Company. If, within half an hour after the time appointed for the holding of the Special Meeting, a quorum is not present, the Special Meeting shall be adjourned to the same day in the next week at the same time and place or any other time as the Board of Directors of the Company shall designate and state in a notice to the shareholders, and if, at such adjourned meeting, a quorum is not present within half an hour after the time appointed for holding the meeting, two shareholders present in person or by proxy shall constitute a quorum.

         The accompanying Proxy Statement contains further information with respect to these matters and the text of the resolution proposed to be adopted at the Special Meeting.

         The Board of Directors has fixed the close of business on May 21, 2004 (the "Record Date"), as the record date for the determination of the shareholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company's ordinary shares on the record date are entitled to vote at the meeting.

                                    By Order of the Board of Directors
                                    /s/ Avi Kahana
                                    Avi Kahana, Secretary

Gedera, Israel
May 24, 2004

PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                              TAT TECHNOLOGIES LTD.

                                 PROXY STATEMENT

                                  INTRODUCTION

         This Proxy Statement and enclosed form of proxy are being furnished commencing, on or about May 24, 2004, in connection with the solicitation by the Board of Directors of TAT Technologies Ltd., an Israeli corporation (the "Company"), of proxies in the enclosed form for use at the Special Meeting of Shareholders (the "Special Meeting") to be held on June 10, 2004, and at any adjournments thereof for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

         Any proxy given pursuant to such solicitation and received prior to the Special Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted FOR the election of the nominees for directors listed herein.

         Any proxy may be revoked by written notice received by the Secretary of the Company at any time prior to the voting thereof, by submitting a subsequent proxy or by attending the Special Meeting and voting in person.

                              VOTING AT THE MEETING

         The Board of Directors has fixed the close of business on May 21, 2004 (the "Record Date"), as the record date for the determination of the shareholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company's ordinary shares on the record date are entitled to vote at the meeting.

         As of the Record Date, there were 4,663,381 Ordinary Shares outstanding. Each Ordinary Share entitles the holder thereof to one vote on all of the proposals to be voted on at the Special Meeting.

         The quorum required for the Special Meeting consists of at least two shareholders present in person or by proxy, holding or representing at least one-third of the total voting rights of the Company. If the Special Meeting is adjourned for lack of a quorum it will be adjourned to the same day in the next succeeding week at the same time and place or at any other time as the Board of Directors of the Company shall designate and state in a notice to the shareholders. If at such adjourned meeting a quorum is not present within half an hour from the time appointed for holding the meeting, two shareholders present in person or by proxy will constitute a quorum.

         This resolution to be voted at the Special Meeting requires that the majority of shareholders voting in favor thereof include (1) at least one-third of the votes of the non-controlling shareholders represented at the Special Meeting in person or by proxy, entitled to vote thereon and voting thereon; (2) the total votes of non-interested shareholders against the resolution are not in excess of one percent of the Company's voting rights.


                      PROPOSAL NO. 1 ELECTION OF DIRECTORS

         Two new independent directors are to be elected to serve in such office subject to the provisions of the Company's Articles of Association. Background information with respect to the Board of Directors' nominees for election (Michael Shevi and Rami Daniel), who are first time director nominees, appears below.

         MICHAEL SHEVI, 68, has served as Managing Director of Cham Foods since 1973. Currently, Mr. Shevi is a director in Cham Foods (Israel) Ltd. Mr. Shevi is licensed as a Certified Public Accountant in the State of Israel.

         RAMI DANIEL, 38, has served as V.P. of Finance of Ganden Real Estate since 2001. Mr. Daniel is licensed as a C.P.A. in Israel and received his B.S.C. in Israel in 1997.

INFORMATION REGARDING THE BOARD OF DIRECTORS

         All directors hold office until the next Special Meeting of shareholders and the election and qualification of their successors. Officers are elected by the Board of Directors and serve at the discretion of the Board.

         The Board of Directors has authorized an Audit Committee. Approval by the Audit Committee and the Board is required for such matters as: (i) certain transactions to which the Company intends to be a party and in which an Office Holder or certain other parties (including affiliates of the Company or Office Holder) have a direct or indirect personal interest, (ii) actions or arrangements which could otherwise be deemed to constitute a breach of fiduciary duty or the duty of care of an Office Holder to the Company, (iii) arrangements with directors as to the term of their services, (iv) indemnification of Office Holder to the Company, (v) certain transactions defined in the Companies Ordinance as extraordinary transactions (a transaction which is not in the ordinary course of business or is not at market conditions, or a transaction which is likely to have a material impact on the profitability, property or obligations of the Company). Arrangements with directors regarding their service and, in certain circumstances, the other matters enumerated above, may also require shareholder approval.

         The Audit Committee of the Company is comprised of: Moshe Tachnai, Meir Dvir and Yaacov Fish.

         The Company has adopted a formal written Audit Committee Charter which is reviewed and reassessed annually.

         There are family relationships among certain of our officers and directors. Dov Zeelim and Lior Zeelim are father and son, respectively, Shlomo Ostersetzer and Yael Rosenberg are father and daughter, respectively, Yael Rosenberg and Yossi Rosenberg are husband and wife and Yossi Rosenberg is the son-in-law of Shlomo Ostersetzer.

                             EXECUTIVE COMPENSATION

                  During 2003, the Company paid its officers and directors compensation in the aggregate amount of $1,996,202 and the Company anticipates that the aggregate compensation paid to its officers and directors during 2004 will be approximately $2,100,000. The foregoing includes amounts set aside for or accrued to provide pension, retirement or similar benefits but does not include amounts expended by the Company for automobiles made available to its officers, expenses (including business travel, professional and business association dues and expenses) reimbursed to officers and other benefits commonly reimbursed and paid for by companies in Israel.


  EMPLOYEE'S NAME                   SALARIES &      BONUS          OPTION PLAN                     REALIZATION PLAN
                                    SOCIAL
                                    BENEFITS
  ---------------                   ----------      -----          -----------                     ----------------

Shlomo Ostersetzer                  $246,625       $118,707           250,000              --           125,000         125,000
Dov Zeelim                          $247,637       $118,707           350,000            50,000         125,000         175,000
Israel Ofen                         $331,981        $26,271           142,635            10,135         34,500           98,000
Jacob Danan                         $152,664        $47,241             --                 --             --               --
Shraga Katz                         $151,834          --              10,000               --             --               --
Shaul Menachem                      $240,538        $60,000             --                 --             --               --
Eran Frenkel                        $73,278           --                --                 --             --               --
Yossi Rosenberg                     $99,336         $3,311              --                 --             --               --
Avi Kahana                          $42,107         $1,325              --                 --             --               --
Moshe Tachnai                        $7,147           --               7,500             2,500            --             5,000
Meir Dvir                            $7,248           --               7,500             2,500            --             5,000
Yaakov Fish                          $6,959           --               7,500             2,500            --             5,000
Yael Rosenberg                       $6,673           --                --                 --             --               --
Lior Zeelim                          $6,673           --                --                 --             --               --


STOCK OPTION PLANS

         In June 1994, the Board of Directors of the Company adopted a share option plan (the "1994 Plan"), pursuant to which 125,000 Ordinary Shares have been reserved for issuance upon the exercise of options granted under the 1994 Plan. All options granted under the 1994 Plan are granted on the condition that the grantee remains employed by the Company for at least five years from the date of grant as an employee, officer or consultant and are granted on a pro rata basis during that period. In June 1994, the Board of Directors approved the granting of options under the 1994 Plan at an exercise price of $4.00 per share as follows: Israel Ofen: 37,500; Dov Zeelim: 50,000; and an aggregate of 37,500 to other directors, employees of the Company and service renderers. In September 1994 the Company's shareholders approved the 1994 Plan and the granting of the foregoing options. As of the date hereof there were 71,135 options outstanding pursuant to the 1994 Plan.

         In March 1995, the Board of Directors of the Company adopted a share option plan (the "1995 Plan"), and approved by the Company's shareholders in August 1995 pursuant to which 400,000 Ordinary Shares have been reserved for issuance upon the exercise of options granted under the 1995 Plan. In June 1995, the Board of Directors approved the granting of options under the 1995 Plan at an exercise price of $4.50 per share as follows: Shlomo Ostersetzer: 125,000; Dov Zeelim: 125,000; Israel Ofen: 65,000; and an aggregate of 85,000 to other employees and services providers of the Company. As of the date hereof there were 302,000 options outstanding pursuant to the 1995 Plan.

         In January 1999, the Board of Directors adopted a new share option plan ("1999 Plan") for which 500,000 Ordinary Shares have been reserved and granted at an exercise price of $1.625 per share as follows: Shlomo Ostersetzer:
125,000; Dov Zeelim: 175,000; Israel Ofen: 102,500 and an aggregate of 97,500 to other employees and directors. As of the date hereof there were 425,500 options outstanding pursuant to the 1999 Plan.

         During the fiscal year ended December 31, 2003, no options were granted to any officers of the Company listed in the executive compensation table above and 130,115 options were exercised by the executive officers listed in the executive compensation table above.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of May 21, 2004 the number of Ordinary Shares owned beneficially by: (i) each officer, director, director nominees and any person known to the Company to beneficially own more than 5% of the Ordinary Shares; and (ii) all officers and directors of the Company as a group.


                                                 Number of Ordinary              Percent of
Name and Address                                    Shares Owned              Ordinary Shares
----------------                                    ------------              ---------------
TAT Industries(1)                                3,113,409                         68.6%

Shlomo Ostersetzer(1)(2)(4)                        311,105                         5.68%

Dov Zeelim(1)(2)                                   390,587 (3)(4)                  7.14%

Israel Ofen(1)(2)                                  200,500 (4)                     3.66%

Dvir Meir                                            7,500                         0.13%

Fish Yaakov                                          7,500                         0.13%


Tachnai Moshe                                        7,500                         0.13%
Yael Rosenberg                                        --                             --
Lion Zeelim                                           --                             --
Yossi Rosenberg                                       --                             --
Michael Shevi (nominee)                               --                             --
Rami Daniel (nominee)                                 --                             --
All officers, director nominees and
directors as a group (11 persons)                  924,692                        16.92%
                                                   =======                        ======

----------
(1) TAT Industries and each of Messrs. Ostersetzer, Zeelim and Ofen has an address at P.O. Box 80, Gedera, Israel 70750.
(2)      Represents all shares that may be acquired within the next 60 days.
(3) Such number does not include shares beneficially held by TAT Industries. Mr. Shlomo Ostersetzer, Chairman of the Board of Directors and Chief Executive Officer of the Company, is the Chairman of the Board of TAT Industries and owns approximately 43.63% of the equity rights and the voting rights in TAT Industries as of May 21, 2004. Mr. Dov Zeelim, President and Vice Chairman of the Board of Directors of the Company, is the Vice Chairman of TAT Industries and owns approximately 22.0% of the equity rights and the voting rights in TAT Industries as of May 21, 2004.
(4) Includes Ordinary Shares that the following persons have the right to acquire upon the exercise of stock options: Shlomo Ostersetzer, 250,000 Ordinary Shares; Dov Zeelim, 350,000 Ordinary Shares; and Israel Ofen, 200,500 Ordinary Shares.

BOARD RECOMMENDATION

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR:
MICHAEL SHEVI AND RAMI DANIEL TO SERVE AS DIRECTORS SUBJECT TO THE PROVISIONS OF THE COMPANY'S ARTICLES OF ASSOCIATION.

                           ***************************

                                  VOTE REQUIRED

         Proposal 1 to be considered at the Special Meeting, requires the affirmative vote of the majority of shareholders present in person or by proxy and entitled to vote thereon; in addition, approval of the proposal requires;
(1) the affirmative vote of no less than one-third of the votes of the non-controlling shareholders represented at the meeting, and (2) that the total votes of non-interested shareholders against the resolution are not in excess of one percent of the Company's voting rights. THE BOARD OF DIRECTORS OF THE COMPANY HAS UNANIMOUSLY APPROVED, AND RECOMMENDS A VOTE FOR APPROVAL OF THE FOREGOING PROPOSALS.

                            PROPOSALS OF SHAREHOLDERS

              A shareholder proposal requested to be presented at the Company's next Annual Meeting of Shareholders must be received by the Company at its principal executive offices, TAT Technologies Ltd., P.O. Box 80, Gedera 70750, Israel, no later than August 31, 2004. The Board of Directors will review any shareholder proposal received in accordance herewith and will determine whether such proposal is appropriate and satisfies the applicable requirements for inclusion in the Company's proxy statement for its next Annual Meeting of Shareholders.

                                  OTHER MATTERS

         The Board of Directors does not know of any other business, which is subject for action by the shareholders at the Special Meeting. However, if any such matter should properly come before the Special Meeting, the persons named in the enclosed proxy intend to vote such proxy in accordance with their judgment.

         Shareholders are urged to complete, sign, date and return the enclosed proxy promptly in the envelope provided, regardless of whether or not they expect to attend the Special Meeting. The prompt return of such proxy or proxies, as the case may be, will assist the Company in preparing for the Special Meeting. Your cooperation is greatly appreciated.

Dated:  May 24, 2004

                                        By Order of the Board of Directors

                                        /s/ Avi Kahana
                                        Avi Kahana, Secretary

                              TAT TECHNOLOGIES LTD.
                  SPECIAL MEETING OF SHAREHOLDERS--JUNE 10, 2004
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Avi Kahana, with full power of substitution, proxy to vote all of the Ordinary shares of the undersigned and with all of the powers the undersigned would possess if personally present, at the Special Meeting of Shareholders of TAT Technologies, Inc. (the "Company"), to be held at the Company's principal executive offices located at Park Re'em Industrial Zone, Bnei Ayish, Israel, on June 10, 2004 at 2:00 p.m. Israel time and at all adjournments thereof, upon the matters specified below, all as more fully described in the Proxy Statement dated May 24, 2004 and with the discretionary powers upon all other matters which come before the meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF TAT TECHNOLOGIES, LTD.'S BOARD OF
DIRECTORS.

1. To elect two (2) independent directors to serve until the Company's next Annual Meeting of Shareholders.

         MICHAEL SHEVI

         RAMI DANIEL

               |_| FOR ALL NOMINEES       |_| WITHHELD FOR ALL NOMINEES

         INSTRUCTION: To withhold authority to vote for any individual, write that nominee's name in the space provided below:


       __________________________________________________________________


2. In their discretion, upon such other matter or matters that may properly come before the meeting, or any adjournments thereof.


                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

(CONTINUED FROM OTHER SIDE)

Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

Please mark, date, sign and mail your proxy promptly in the envelope provided.

                                  Date:                                 , 2004
                                       --------------------------------



                                 (Print name of Shareholder)



                                 (Print name of Shareholder)



                                 Signature




                                Signature

                                        Number of shares
                                        Note: Please sign exactly as name
                                        appears in the Company's records. Joint
                                        owners should each sign. When signing as attorney, executor or trustee, please give title as such.





      PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.